UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 14, 2008 (October 29, 2007)
GENERAL CABLE CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (859) 572-8000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of General Cable Corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on November 1, 2007 (the “Initial Form 8-K”), to include financial statements and pro forma financial information, which was permitted to be excluded from the Initial Form 8-K under Item 9.01 of Form 8-K. In the Initial Form 8-K, the Company reported, among other things, the completion on October 31, 2007 of its acquisition of the equity interests in the companies conducting the worldwide wire and cable business (the “Acquired Business”) of Freeport-McMoRan Copper & Gold Inc (the “Sellers”). The Company paid approximately $707.6 million in cash in consideration for the Acquired Business, after giving effect to certain post-closing adjustments contemplated by a Stock Purchase Agreement, as amended. The required financial statements of the Acquired Business are consolidated under Phelps Dodge International (“PDIC”) and included with the required pro forma financial information under Item 9.01 below.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
PDIC Audited Combined Financial Statements as of and for the year ended December 31, 2006 were previously furnished to the Commission, on a Form 8-K Current Report dated September 26, 2007 and are being filed herein as Exhibit 99.1.
PDIC Combined Unaudited Financial Statements as of September 30, 2007 and including the period March 20 through September 30, 2007 are being filed herein as Exhibit 99.2.
PDIC Combined Unaudited Financial Statements for the period ended June 30, 2007, including the period January 1, 2007 through March 19, 2007 and the period March 20 through June 30, 2007 were previously furnished to the Commission, on a Form 8-K Current Report dated September 26, 2007 and the PDIC Combined Unaudited Financial Statements for the period January 1, 2007 through March 19, 2007 are being filed herein as Exhibit 99.3.
PDIC Combined Unaudited Financial Statements as of and for the period ended September 30, 2006 are being filed herein as Exhibit 99.4.
     (b) Pro Forma Financial Information
The Company and PDIC Unaudited Pro Forma Combined Condensed Financial Information, to include, Unaudited Pro Forma Combined Condensed Balance Sheet of the Company and PDIC and Unaudited Pro Forma Combined Condensed Statement of Operations of the Company and PDIC and Notes thereto, are being filed herein as Exhibit 99.5.

     (d) Exhibits

Exhibit
Number	Description

23.1	Consent of Independent Accountants

99.1	PDIC Audited Combined Financial Statements as of and for the year ended December 31, 2006

99.2	PDIC Combined Unaudited Financial Statements as of September 30, 2007, including the period March 20 through September 30, 2007

99.3	PDIC Combined Unaudited Financial Statements for the period January 1, 2007 through March 19, 2007

99.4	PDIC Combined Unaudited Financial Statements as of and for the period ended September 30, 2006

99.5	The Company and PDIC Unaudited Pro Forma Combined Condensed Financial Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Cable Corporation
January 14, 2008	/s/ Robert J. Siverd
Robert J. Siverd
Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description

23.1	Consent of Independent Accountants

99.1	PDIC Audited Combined Financial Statements as of and for the year ended December 31, 2006

99.2	PDIC Combined Unaudited Financial Statements as of September 30, 2007, including the period March 20 through September 30, 2007

99.3	PDIC Combined Unaudited Financial Statements for the period January 1, 2007 through March 19, 2007

99.4	PDIC Combined Unaudited Financial Statements as of and for the period ended September 30, 2006

99.5	The Company and PDIC Unaudited Pro Forma Combined Condensed Financial Information

5